modavox
 VISION > VOICE > IDENTITY











                                  Modavox Inc.
                                  (OTCBB: MDVX)
                     The Customized Communications Company




                                   APRIL 2008

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                                   DISCLAIMER
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This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission.





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                                COMPANY OVERVIEW
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o    Patented internet technology that delivers customized content to end users:

     -  Broadcasting, Advertising, E-Commerce, and New Media Communications

o    Current revenue centers that utilize the company's technology:

     -  Modavox Network

     -  Modavox Interactive Agency



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                                   KEY FACTS
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Symbol                                              MDVX.OB
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Corporate Headquarters                              4636 East University Drive
                                                    Suite 275
                                                    Phoenix, AZ 85034
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Stock Price (04/22/2008 )|| 52-Week Range           $1.77|| $.85- $1.98
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Shares Outstanding (4/18/08)                        39,753,117
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Market Capitalization                               $70,363,00.00
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Volume (daily 90-day average)                       42,893
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Debt (04/01/08)                                     $19,200
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Cash (04/15/08)                                     $925,000.00
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Revenue (TTM) or run-rate, as appropriate           $4,000,000
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EBITDA (TTM) or run-rate, as appropriate            $375,000
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Insider Ownership                                   37%
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Institutional Ownership Shares                      NA
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Full-time Employees                                 53
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Fiscal Year                                         March 1 - Feb 28
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Accounting Firm                                     Malone & Bailey PC
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                                REVENUE DRIVERS
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o    NETWORK
     -  Hosted Model
     -  Advertising Model
     -  Convergence with Video

o    INTERACTIVE AGENCY
     -  Enterprise
     -  Advertising
     -  E-Learning

o    PATENT STRATEGY



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                               NETWORK OPERATION
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o    The pioneering VOICEAMERICA(TM) NETWORKS, the largest and recognized leader in Internet Talk Radio

o    BOOMBOX RADIO(TM) our patented Internet radio software product line

o    Corporate & Custom BRANDED RADIO Solutions

o    Production, Broadcasting, & Complete HOST SERVICES

o    Dynamic Ecommerce, Sponsorship & Advertising PARTNERSHIPS

o    GLOBAL Content Delivery & Comprehensive Management Reporting

o    BoomBox Video has allowed for the creation of sophisticated video networks.


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                               NETWORK OPERATION
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o    Business Models

     -  Host Pay

        o   Currently producing over 300 shows

        o   Flat fee for 13 weekly shows

        o   Approximately 85% quarterly renewal rate

        o   Approximately 25% quarterly growth rate

     -  Sponsored Advertising

        o   Pat Summerall Show example

     - MDVX is the leader and largest producer of hosted internet radio shows in the US

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                               NETWORK OPERATION
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o    MDVX content

     -  Talk versus music
     -  Not subject to royalty fees
     -  Sophisticated Video Networks Emerging

o    Competitors

     -  AOL Radio
     -  Sirius Satellite Radio
     -  XM Satellite Radio
     -  Clear Channel
     -  Real Networks
     -  RadioPilot


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                               INTERACTIVE AGENCY

o    Patented BOOMBOX(TM) VIDEO software applications

o    Branded & secure CORPORATE BROADCASTING solutions

o    Breakthrough FRANCHISE COMMUNICATIONS systems

o    Global PAY-PER-VIEW and E-LEARNING software products

o    Patented Stream Syndicate(TM) Online Audio & Video ADVERTISING

o    GLOBAL Content Delivery & Comprehensive Reporting

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                               INTERACTIVE AGENCY

o    Business Model

     -  Single license fee
     -  Monthly platform fee
     -  Monthly per advertisement fee

o    Target markets

     -  Advertising
     -  Enterprise
     -  E-Learning

o    Significant Sales Traction


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                               INTERACTIVE AGENCY

- Competitors Include                        - Customers Include
  o Blue Lithium                               o Gannett
  o Yahoo!                                     o Genentech
  o Clear Channel                              o Allergan
  o Tacoda                                     o Arizona State University
  o BrightCove                                 o Hollister
  o Aquantive                                  o Advanced Equities
  o World Now                                  o Merrill Lynch
  o 24x7 Real Media                            o ABC O&O
  o Real Networks                              o CBS, NBC Affiliates
  o Simple Media                               o Village Voice/ New Times
                                               o New York Times


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                              SALES & DISTRIBUTION
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NETWORK

o MDVX presently employs 28 sales associates who recruit show hosts for Internet radio networks. In addition, MDVX utilizes a network of Independent Contractors to increase sales reach

o Initial sales training provides VoiceAmerica & World Talk Radio Executive Producers with tools to engage new hosts, sponsors, and advertising. All of which are commissionable to the Executive Producer at the time of contract collection.

o Radio Hosts provide contacts and lists which allow MDVX to cross pollinate shows, increase listenership, and unique visitation. Each of these provide for increased revenues through advertising and sponsorship.


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                              SALES & DISTRIBUTION
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INTERACTIVE AGENCY

o    MDVX presently employs two sales associates dedicated to the Interactive
     Agency.

o The Internet Advertising business segment leverages this dedicated staff by employing a strategy of training clients' personnel to sell ads for their employers.

o Interactive Media salespeople are each paid a competitive base salary, plus a 20% sales commission after the base pay has been recaptured.





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                                PATENT STRATEGY
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o    Continued infringement studies

o    Licensing technology to infringers

o    Vigorous enforcement of patents

o    Continuation Patent Issued 9/11/07

o Infringement lawsuit filed against Tacoda,inc, recently acquired by AOL for $275 million



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                              INVESTMENT BENEFITS
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o    Customized Content Technologies (Enabling Software Platforms)

o    Patented Technologies for direct product/service sales and licensing

o    BoomBox Radio - Network (Internet Talk Radio Leader in U.S.)

o    BoomBox Video - Network and Enterprise

o    StreamSyndicate - Advertising

o    Proven Model for Revenue Growth & Profit Potential

o    Pay-Per-View BoomBox Box Office - Eckart Tolle Live!

o    Proven E-Learning Applications - Genentech, Allergan

o    No outstanding debts

o    Patent license strategy provides residual income opportunities

o    High growth markets--shift from terrestrial media to Internet

o    Affinity Verticals--News/Sports/Entertainment/Health/Business/Faith

o    Surging Internet advertising opportunities

o    Hidden Assets--Program Archive Library

o    Strong Affinity Audience = Premium vs. Commodity Valuation

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                              CAPITALIZATION NOTES
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o    Equity

     -  100,000,000 Common Stock Authorized
     -  25,000,000 Preferred Stock
     -  39,753,117 Primary shares issued and outstanding
     -  16,155,597 Shares in Street Name - Current Float

     -  Outstanding Warrants & Options
        o   4,557,595 Warrants
        o   4,728,000 Options

o    Debt
     -  $19,200



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                              RECENT ANNOUNCEMENTS
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o    Southern Arizona Attractions Alliance Taps Modavox BoomBox Video for
     Multi-Site Tourism Marketing Application
o    Modavox Names Ray Ellis as Network Director of its VoiceAmerica Sports
     Network
o Modavox Announces Successful Global Pay-Per-View Broadcast Event for Eckhart Tolle
o    Modavox Releases Monthly Average Unique Visitors Statistics
o    Modavox to Launch New Stream Syndicate(TM) and BoomBox Video Releases
o    Modavox Reports Third Quarter 2007 Results
o Modavox Patented BoomBox Video(R) Powers International Bestseller The Power of Now Author Eckhart Tolle's Global Internet Pay-Per-View Event
o Southern Arizona Attractions Alliance Taps Modavox BoomBox Video for Multi-Site Tourism Marketing Application
o    Modavox Names Ray Ellis as Network Director of its VoiceAmerica Sports
     Network
o Modavox Announces Successful Global Pay-Per-View Broadcast Event for Eckhart Tolle
o    Modavox Releases Monthly Average Unique Visitors Statistics
o    Modavox to Launch New Stream Syndicate(TM) and BoomBox Video Releases
o    Modavox Reports Third Quarter 2007 Results
o Modavox Patented BoomBox Video(R) Powers International Bestseller The Power of Now Author Eckhart Tolle's Global Internet Pay-Per-View Event
o    Quincy Newspapers, Inc to Utilize Patented Modavox Advertising Delivery
     Platform
o    Modavox Retains Kingsdale Capital as Investment Banker and Strategic
     Advisor
o Modavox Partners with AdCalls to Provide VoiceAmerica and World Talk Radio Listeners with FREE World-Wide Long Distance Calling
o American Basketball Association and VoiceAmerica Sports Network to Deliver Global Internet Radio Program
o Pat Summerall set to air opinions on Internet radio show after years of sticking to facts
o Modavox and Vail School District Partner to Create New E-Learning Software Product
o Fitness Pioneer Jack LaLanne to Do Live Internet Radio Show On Modavox VoiceAmerica(TM) Network
o Modavox Delivers E-Learning Platform for the National Association for the Advancement of Colored People "NAACP"
o Kathy Ireland on Lisa's walk the talk show: Kathy Ireland all dressed up and everywhere to go!
o    Modavox Files Patent Infringement Lawsuit Against Tacoda

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                                   MANAGEMENT
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     David Ide, Chief Executive Officer

     Nathan Bradley, Chief Technology Officer & Product Officer

     Sean Bradley, Vice President of Interactive Media

     Jeff Spenard, President of Internet Radio

     Jim Crawford, Chief Information Officer

     Jeff Gross, Corporate Controller

     Richard Keppler, VP Business Development


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